                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 11, 2003

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                              Stonepath Group, Inc.
               (Exact Name of Registrant as Specified in Charter)



Delaware                         001-16105                   65-0867684
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


1600 Market Street, Suite 1515
Philadelphia, Pennsylvania                                   19103
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (215) 979-8370

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

                99.1       Press release dated November 11, 2003


Item 9.  Regulation FD Disclosure.

         On November 11, 2003, Stonepath Group, Inc. (the "Company") issued a press release announcing financial results for the Company's 2003 third quarter.


Item 12.  Results of Operations and Financial Condition.

         The press release announcing the Company's financial results for the Company's 2003 third quarter is attached hereto as Exhibit 99.1.

         The information in this report, being furnished pursuant to Item 9 and
Item 12 of Form 8-K, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 STONEPATH GROUP, INC.



Date: November 12, 2003          By: /s/  Dennis L. Pelino
                                     -------------------------------------------
                                     Name:  Dennis L. Pelino
                                     Title: Chairman and Chief Executive Officer

                                  Exhibit Index
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Exhibit Number           Description
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99.1                     Press Release dated November 11, 2003






















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